EXHIBIT 3.4

                               LINKLATERS & PAINES

                                  13 July 1998

Van Kampen American Capital Distributors Inc
One Parkview Plaza
Oakbrook Terrace
Illinois 60181
USA

Dear Sirs

                VAN KAMPEN EQUITY OPPORTUNITY TRUST, SERIES 104:
             STRATEGIC FIFTEEN TRUST, JULY 1998 SERIES (THE "TRUST")

            1. We have acted as special United Kingdom ("UK") taxation advisers in connection with the issue of units ("Units") in the above Trust on the basis of directions given to us by Chapman and Cutler, counsel to yourselves.

            2. This opinion is limited to UK taxation law as applied in practice on the date hereof by the Inland Revenue and is given on the basis that it will be governed by and construed in accordance with English law as enacted.

           3. For the purpose of this opinion, the only documentation which we have examined is the preliminary prospectus for the Van Kampen Equity Opportunity Trust Series 104 consisting of the Strategic Five Trust United States Portfolio, July 1998 Series; the Strategic Five Trust United States Portfolio, July 1998 Traditional Series; the Strategic Ten Trust United Kingdom Portfolio, July 1998 Series; the Strategic Ten Trust United States Portfolio, July 1998 Series; the Strategic Ten Trust United States Portfolio, July 1998 Traditional Series; the Strategic Ten Trust Hong Kong Portfolio, July 1998 Series; the Strategic Picks Opportunity Trust, July 1998 Series; the Strategic Fifteen Trust, July 1998 Series; the Strategic Thirty Trust, July 1998 Series and the EAFE Strategic 20 Trust, July 1998 Series dated 13 July 1998 (the "Prospectus"). We have been advised by Chapman and Cutler that there will be no material differences between the Strategic Fifteen Trust, May 1998 Series as described in the Prospectus and the Trust as described in the final prospectus to be issued for the Van Kampen American Capital Equity Opportunity Trust, Series 104 to be dated 13 July 1998.

            4. We have assumed for the purposes of this opinion that:-

                   4.1 a holder of Units ("Unitholder") is, under the terms of the Trust Agreement governing the Trust, entitled to have paid to him (subject to a deduction for annual expenses, including total applicable custodial fees and certain other costs associated with foreign trading and annual Trustee's, Sponsor's, portfolio supervisory, evaluation and administrative fees and expenses) his pro rata share of all the income which arises to the Trust from the investments in the Trust, and that, under the governing law of the Trust Agreement, this is a right as against the assets of the Trust rather than a right enforceable in damages only against the Trustee;

                   4.2 subject as discussed in paragraph 12 below, for taxation purposes the Trustee is not a UK resident; is a US resident; and the general administration of the Trust will be carried out only in the US;

                   4.3 no Units are registered in a register kept in the UK by or on behalf of the Trustee;

                   4.4 the Trust is not treated as a corporation for US tax purposes;

                   4.5 the structure, including the investment strategy of the Trust, will be substantially the same as that set out in the Prospectus; and

                   4.6 each Unitholder is neither resident nor ordinarily resident in the UK, nor is any such Unitholder carrying on a trade in the UK through a branch or agent.

            5. We understand that the portfolio of the Trust will consist of common stock which will include the common stock of the five companies with the second through sixth lowest per share stock prices of the ten highest dividend yielding stockes in each of the Dow Jones Industrial Average, the Financial Times Industrial Ordinary Share Index and the Hang Seng Index having the highest dividend yield at the close of business three business days prior to the Initial Date of Deposit; and that the Trust will hold such common stocks for a period of approximately two years, after which time the Trust will terminate and the stocks will be sold. We address UK tax issues in relation only to the common stocks of companies in the Financial Times Industrial Ordinary Share Index comprised in the portfolio of the Trust (the "UK Equities").

            6.

           6.1 Where a dividend which carries a tax credit to which an individual resident in the UK would be entitled under UK law, as distinct from a foreign income dividend (in relation to which see 7 and 9 below) or a "special dividend" (in relation to which see 8 and 9 below), is paid by a UK resident company to a qualifying US resident which (either alone or together with one or more associated corporations) controls directly or indirectly less than 10 per cent. of the voting stock of that UK company, the qualifying US resident is entitled under the terms of the double tax treaty between the US and the UK (the "Treaty"), on making a claim to the UK Inland Revenue, to a payment of a tax credit currently equal to a quarter of the dividend less a withholding of 15 per cent. of the aggregate amount of the tax credit and the dividend. Under current law, on payment by a UK company of a dividend of 80 pounds, a tax credit of 20 pounds arises and so a qualifying US resident will be entitled on making such a claim to a payment from the UK Inland Revenue of 5 pounds (being 20 pounds less 15 per cent. of (20 pounds + 80 pounds)).

           6.2 A person will be a qualifying US resident for these purposes if:-

                6.2.1. that person is a resident of the US for the purposes of the Treaty.

         The Trustee (in its capacity as recipient of the dividend on behalf of the Trust) will be a resident of the US for these purposes if it is resident in the US for the purposes of US tax. However, it will only be a resident of the US for Treaty purposes to the extent that the income derived by the Trust is subject to US tax as the income of a US resident, either in the hands of the Trust itself or in the hands of its beneficiaries.

         We have assumed that the Trust will not be subject to US tax on its income and that such income will be treated as income of the beneficiaries of the Trust for US purposes. Accordingly, the Trust would be a US resident for the purposes of the Treaty only to the extent that the beneficiaries would be taxable in the US on such income or treated as so taxable by agreement between the relevant authorities. The provisions of the Treaty have been extended to grant resident status to tax exempt charitable trusts and pension funds. We understand that this is confirmed on the US Treasury side by its "Technical Explanation" of the Treaty issued on March 9, 1977;

                 6.2.2 the dividend is paid to that person.

         We believe that the payment of a dividend to the Trustee and onward payment by the Trustee to a Unitholder should qualify as the payment of the dividend to the Unitholder for these purposes. The position is however not completely free from doubt, but this appears to be present Inland Revenue practice;

                 6.2.3 the beneficial owner of the dividend is a resident of the US for the purposes of the Treaty.

         The Trust will not be the beneficial owner of any dividend for these purposes. Whether a Unitholder is beneficial owner will depend upon the circumstances of his ownership of the Units;

                 6.2.4 that person satisfies the other requirements of the Treaty including the following:-

                            (i) the dividend is not received in connection with
                  a UK permanent establishment or fixed base of that person;

                           (ii) subject to certain exemptions, that person is
                  not a US corporation (a) 25 per cent. or more of whose capital is owned directly or indirectly by persons who are not individual residents or nationals of the US; and (b) which either (i) suffers US tax on the dividend at a rate substantially less than that which is generally imposed on corporate profits or (ii) is an 80:20 corporation for the purposes of the US Internal Revenue Code of 1954, section 861;

                 6.2.5 that person is not a corporation resident in both the US and the UK; and

                 6.2.6 that person is not exempt from US tax in a case where (a) that person's interest in the UK company is not acquired for bona fide commercial reasons and (b) if the recipient of the dividend were a resident of the UK and exempt from UK tax, the UK exemption would be limited or removed.

           6.3 Therefore, although the position is not free from doubt, a Unitholder, where the requirements set out above are satisfied, should, on making an appropriate claim, be entitled to repayment of part of the UK tax credit. However, since the UK Inland Revenue normally require claims to be made by the beneficial owner of a dividend, the Trustee will not, in the absence of arrangements with the UK Inland Revenue and the Unitholders, be able to claim any such repayment.

Moreover, in order to make a claim for repayment, the Unitholder will need to produce evidence of the payment of the dividend and of his interest in it. Normally this is achieved by submitting to the UK Inland Revenue tax vouchers which derive directly from the UK company paying a dividend, or which are prepared by the Trustee and evidence to the satisfaction of the Inland Revenue the entitlement of the Unitholder to that dividend. Where the Trustee provides neither of these, it will in practice be difficult for the Unitholder to establish his beneficial interest in any dividend payment and accordingly his entitlement to any tax credit.

           6.4 Section 30 of the Finance (No. 2) Act 1997 provides that the tax credit attached to a dividend paid by a UK company on or after April 6, 1999 will be reduced to one-ninth of the dividend. Therefore, on payment by a UK company of a dividend of 80 pounds on or after April 6, 1999, a tax credit of approximately 9 will arise. A qualifying US resident which (either alone or together with one or more associated corporations) controls directly or indirectly less than 10 percent of the voting stock of that UK company will not be entitled to any payment in respect of that tax credit under the Treaty in respect of dividends paid on UK Equities on or after April 6, 1999.

            7. A UK resident company may elect to treat a cash dividend paid by it as a "foreign income dividend" ("FID"). If a company makes an effective election to pay a FID in respect of UK Equities which are held in the Trust, there will be no entitlement to a refundable tax credit in respect of that FID, notwithstanding 6 above.

            8. Section 69 of, and Schedule 7 to, the Finance Act 1997 provide that, if, on or after October 8, 1996, a company pays a dividend where there are arrangements by virtue of which the amount, timing or form of the dividend is referable to a transaction in shares or securities (a "special dividend"), that special dividend will be treated in the same way as FID. Accordingly, if a company pays a special dividend in respect of UK Equities which are held in the Trust, there will be no entitlement to a refundable tax credit in respect of that special dividend, notwithstanding 6 above.

            9. Section 36 of the Finance (No. 2) Act 1997 provides that a UK resident company may not make an election to treat a cash dividend paid by it on or after, April 6, 1999 as a FID, Section 36 of the Finance (No. 2) Act 1997 further provides that no dividend paid on or after April 6, 1999 may not be treated as a FID by virtue of Schedule 7 to the Finance Act of 1997.

           10. The Trust may be held to be trading in stock rather than holding stock for investment purposes by virtue, inter alia, of the length of the time for which the stock is held. If the stock is purchased and sold through a UK resident agent, then, if the Trust is held to be trading in such stock, profits made on the disposal of such stock may, subject to 11 below, be liable to United Kingdom tax on income.

           11. Under current law, the Trust's liability to tax on such trading profits will be limited to the amount of tax (if any) withheld from the Trust's income provided such profits derive from transactions carried out on behalf of the Trust by a UK agent where the following conditions are satisfied:

                  11.1 the transactions from which the profits are derived are investment transactions;

                  11.2 the agent carries on a business of providing investment management services;

                  11.3 the transactions are carried out by the agent on behalf of the Trust in the ordinary course of that business;

                  11.4 the remuneration received by the agent is at a rate which is no less than that which is customary for the type of business concerned;

                  11.5 the agent acts for the Trust in an independent capacity.

         The agent will act in an independent capacity if the relationship between the agent and the Trust, taking account of its legal, financial and commercial characteristics, is one which would exist between independent persons dealing at arm's length. This will be regarded as the case by the UK Inland Revenue if, for example, the provision of services by the agent to the Trust (and any connected person) does not form a substantial part of the agent's business (namely where it does not exceed 70 per cent. of the agent's business, by reference to fees or some other measure if appropriate).

         In addition, this condition will be regarded as satisfied by the UK Inland Revenue if interests in the Trust, a collective fund, are freely marketed;

                  11.6 the agent (and persons connected with the agent) do not have a beneficial interest in more than 20 per cent. of the Trust's income derived from the investment transactions (excluding reasonable management fees paid to the agent); and

                  11.7 the agent acts in no other capacity in the UK for the Trust.

Further where stock is purchased and sold through a UK broker in the ordinary course of a brokerage business carried on in the UK by that broker, the remuneration which the broker receives for the transactions is at a rate which is no less than that which is customary for that class of business and the broker acts in no other capacity for the Trust in the UK, profits arising from transactions carried out through that broker will not be liable to UK tax.

Accordingly, unless a Unitholder, being neither resident nor ordinarily resident in the UK, has a presence in the UK (other than through an agent or a broker acting in the manner described above) in connection with which the Units are held, the Unitholder will not be charged to UK tax on such profits.

           12. We understand that the Trustee has a branch in the UK and a wholly-owned UK resident subsidiary. Where the Trustee has a presence in the UK then it is technically possible that income or gains of the Trust could be assessed upon the Trustee, whether arising from securities (which includes stock) or from dealings in those securities. However, we consider that any such risk should be remote provided that:-

                  12.1 any income derived by the Trustee will be derived by it (see 6.1 above) as a resident of the US for the purposes of the Treaty; and

                  12.2 neither the UK branch nor the UK resident subsidiary of the Trustee will have any involvement with establishing or managing the Trust or its assets, nor will they derive income or gains from the Trust or its assets.

         13. Where the Trustee makes capital gains on the disposal of shares in the UK companies in which the Trust invests, a Unitholder will not be liable to UK capital gains tax on those gains.

         14. UK stamp duty will generally be payable at the rate of 50p per 100 pounds of the consideration (or any part thereof) in respect of a transfer of the shares in a UK incorporated company or in respect of a transfer to be effected on a UK share register. UK stamp duty reserve tax will generally be payable on the entering into of an unconditional agreement to transfer such shares, or on a conditional agreement to transfer such shares becoming unconditional, at the rate of 0.5 per cent. of the consideration to be provided. The tax will generally be paid by the purchaser of such shares.

No UK stamp duty or stamp duty reserve tax should be payable on an agreement to transfer nor a transfer of Units, provided that such transfer is neither executed in nor brought into the UK.

         15. In our opinion the taxation paragraphs contained on pages 83 to 85 of the Prospectus under the heading "United Kingdom Taxation", as governed by the general words appearing immediately under the heading "United Kingdom Taxation -- Tax Consequences of Ownership of Ordinary Shares", which relate to the Trust and which are to be contained in the final prospectus to be issued for the Van Kampen American Capital Equity Opportunity Trust, Series 104 (to be dated 13 July 1998) represent a fair summary of the material UK taxation consequences for a US resident Unitholder.

         16. This opinion is addressed to you on the understanding that you (and only you) may rely upon it in connection with the issue and sale of the Units (and for no other purpose). This opinion may not be quoted or referred to in any public document or filed with any governmental agency or other person without our written consent. We consent however to the reference which is to be made in the prospectus to be issued for the Van Kampen Capital Equity Opportunity Trust, Series 104 (to be dated 13 July 1998) to our opinion as to the UK tax consequences to US persons holding Units in the Trust.

Yours faithfully,

Linklaters & Paines

                                                                     EXHIBIT 3.4

                               LINKLATERS & PAINES

                                  13 July 1998

Van Kampen American Capital Distributors Inc
One Parkview Plaza
Oakbrook Terrace
Illinois 60181
USA

Dear Sirs

                VAN KAMPEN EQUITY OPPORTUNITY TRUST, SERIES 104:
         STRATEGIC TEN TRUST UNITED KINGDOM PORTFOLIO, JULY 1998 SERIES
                          (THE "UNITED KINGDOM TRUST")

            1. We have acted as special United Kingdom ("UK") taxation advisers in connection with the issue of units ("Units") in the United Kingdom Trust on the basis of directions given to us by Chapman and Cutler, counsel to yourselves.

            2. This opinion is limited to UK taxation law as applied in practice on the date hereof by the Inland Revenue and is given on the basis that it will be governed by and construed in accordance with English law as enacted.

            3. For the purpose of this opinion, the only documentation which we have examined is the preliminary prospectus for the Van Kampen Equity Opportunity Trust, Series 104 consisting of the United Kingdom Trust; the Strategic Ten Trust United States Portfolio, July 1998 Series; the Strategic Ten Trust United States Portfolio, July 1998 Traditional Series; the Strategic Ten Trust Hong Kong Portfolio, July 1998 Series; the Strategic Five Trust United States Portfolio, July 1998 Series; the Strategic Five Trust United States Portfolio, July 1998 Traditional Series; the Strategic Picks Opportunity Trust, July 1998 Series; the Strategic Thirty Trust Global Portfolio, July 1998 Series; the Strategic Fifteen Trust Global Portfolio, July 1998 Series and the EAFE Strategic 20 Trust, July 1998 Series (together, the "Funds") dated 13 July 1998 (the "Prospectus"). We have been advised by Chapman and Cutler that there will be no material differences between the Prospectus and the final prospectus to be issued for the Van Kampen American Capital Equity Opportunity Trust, Series 104 to be dated 13 July 1998.

            4. We have assumed for the purposes of this opinion that:-

                   4.1 a holder of Units ("Unitholder") is, under the terms of the Trust Agreement governing the United Kingdom Trust, entitled to have paid to him (subject to a deduction for annual expenses, including total applicable custodial fees and certain other costs associated with foreign trading and annual Trustee's, Sponsor's, portfolio supervisory, evaluation and administrative fees and expenses) his pro rata share of all the income which arises to the United Kingdom Trust from the investments in the United Kingdom Trust, and that, under the governing law of the Trust Agreement, this is a right as against the assets of the United Kingdom Trust rather than a right enforceable in damages only against the Trustee;

                   4.2 subject as discussed in paragraph 12 below, for taxation purposes the Trustee is not a UK resident; is a US resident; and the general administration of the United Kingdom Trust will be carried out only in the US;

                   4.3 no Units are registered in a register kept in the UK by or on behalf of the Trustee;

                   4.4 the United Kingdom Trust is not treated as a corporation for US tax purposes;

                   4.5 the structure, including the investment strategy of the United Kingdom Trust, will be substantially the same as that set out in the Prospectus; and

                   4.6 each Unitholder is neither resident nor ordinarily resident in the UK, nor is any such Unitholder carrying on a trade in the UK through a branch or agent.

            5. We understand that the United Kingdom Trust will contain the ten highest dividend yielding stocks in the Financial Times Industrial Ordinary Share Index having the highest dividend yield at the close of business three business days prior to the Initial Date of Deposit of the United Kingdom Trust; and that the United Kingdom Trust will hold such UK common stocks for a period of approximately two years, after which time the United Kingdom Trust will terminate and the stocks will be sold. We address UK tax issues in relation only to the United Kingdom Trust.

            6.

           6.1 Where a dividend which carries a tax credit to which an individual resident in the UK would be entitled under UK law, as distinct from a foreign income dividend (in relation to which see 7 and 9 below) or a "special dividend" (in relation to which see 8 and 9 below), is paid by a UK resident company to a qualifying US resident which (either alone or together with one or more associated corporations) controls directly or indirectly less than 10 per cent. of the voting stock of that UK company, the qualifying US resident is entitled under the terms of the double tax treaty between the US and the UK (the "Treaty"), on making a claim to the UK Inland Revenue, to a payment of a tax credit currently equal to a quarter of the dividend less a withholding tax of 15 per cent. of the aggregate amount of the tax credit and the dividend. Under current law, on payment by a UK company of a dividend of 80 pounds, a tax credit of 20 pounds arises and so a qualifying US resident will be entitled on making such a claim to a payment from the UK Inland Revenue of 5 pounds (being 20 pounds less 15 per cent. of (20 pounds + 80 pounds)).

           6.2 A person will be a qualifying US resident for these purposes if:-

                6.2.1. that person is a resident of the US for the purposes of the Treaty.

         The Trustee (in its capacity as recipient of the dividend on behalf of the United Kingdom Trust) will be a resident of the US for these purposes if it is resident in the US for the purposes of US tax. However, it will only be a resident of the US for Treaty purposes to the extent that the income derived by the United Kingdom Trust is subject to US tax as the income of a US resident, either in the hands of the United Kingdom Trust itself or in the hands of its beneficiaries.

         We have assumed that the United Kingdom Trust will not be subject to US tax on its income and that such income will be treated as income of the beneficiaries of the United Kingdom Trust for US purposes. Accordingly, the United Kingdom Trust would be a US resident for the purposes of the Treaty only to the extent that the beneficiaries would be taxable in the US on such income or treated as so taxable by agreement between the relevant authorities. The provisions of the Treaty have been extended to grant resident status to tax exempt charitable trusts and pension funds. We understand that this is confirmed on the US Treasury side by its "Technical Explanation" of the Treaty issued on March 9, 1977;

                 6.2.2 the dividend is paid to that person.

         We believe that the payment of a dividend to the Trustee and onward payment by the Trustee to a Unitholder should qualify as the payment of the dividend to the Unitholder for these purposes. The position is however not completely free from doubt, but this appears to be present Inland Revenue practice;

                 6.2.3 the beneficial owner of the dividend is a resident of the US for the purposes of the Treaty.

         The United Kingdom Trust will not be the beneficial owner of any dividend for these purposes. Whether a Unitholder is beneficial owner will depend upon the circumstances of his ownership of the Units;

                 6.2.4 that person satisfies the other requirements of the Treaty including the following:-

                            (i) the dividend is not received in connection with
                  a UK permanent establishment or fixed base of that person;

                           (ii) subject to certain exemptions, that person is
                  not a US corporation (a) 25 per cent. or more of whose capital is owned directly or indirectly by persons who are not individual residents or nationals of the US; and (b) which either (i) suffers US tax on the dividend at a rate substantially less than that which is generally imposed on corporate profits or (ii) is an 80:20 corporation for the purposes of the US Internal Revenue Code of 1954, section 861;

                 6.2.5 that person is not a corporation resident in both the US and the UK; and

                 6.2.6 that person is not exempt from US tax in a case where (a) that person's interest in the UK company is not acquired for bona fide commercial reasons and (b) if the recipient of the dividend were a resident of the UK and exempt from UK tax, the UK exemption would be limited or removed.

           6.3 Therefore, although the position is not free from doubt, a Unitholder, where the requirements set out above are satisfied, should, on making an appropriate claim, be entitled to repayment of part of the UK tax credit. However, since the UK Inland Revenue normally require claims to be made by the beneficial owner of a dividend, the Trustee will not, in the absence of arrangements with the UK Inland Revenue and the Unitholders, be able to claim any such repayment.

Moreover, in order to make a claim for repayment, the Unitholder will need to produce evidence of the payment of the dividend and of his interest in it. Normally this is achieved by submitting to the UK Inland Revenue tax vouchers which derive directly from the UK company paying a dividend, or which are prepared by the Trustee and evidence to the satisfaction of the Inland Revenue the entitlement of the Unitholder to that dividend. Where the Trustee provides neither of these, it will in practice be difficult for the Unitholder to establish his beneficial interest in any dividend payment and accordingly his entitlement to any tax credit.

           6.4 Section 30 of the Finance (No. 2) Act 1997 provides that the tax credit attached to a dividend paid by a UK company on or after April 6, 1999 will be reduced to one-ninth of the dividend. Therefore, on payment by a UK company of a dividend of 80 pounds on or after April 6, 1999, a tax credit of approximately 9 will arise. A qualifying US resident which (either alone or together with one or more associated corporations) controls directly or indirectly less than 10 percent of the voting stock of that UK company will not be entitled to any payment in respect of that tax credit under the Treaty in respect of dividends paid on UK Equities on or after April 6, 1999.

            7. Since July 1, 1994, it is possible for a UK resident company to elect to treat a cash dividend paid by it as a "foreign income dividend" ("FID"). If a company makes an effective election to pay a FID in respect of shares which are held in the United Kingdom Trust, there will be no entitlement to a refundable tax credit in respect of that FID, notwithstanding 6 above.

            8. Section 69 of, and Schedule 7 to, the Finance Act 1997 provide that, if, on or after that date, a company pays a dividend where there are arrangements by virtue of which the amount, timing or form of the dividend is referable to a transaction in shares or securities (a "special dividend"), that special dividend will be treated in the same way as a FID. Accordingly, if a company pays a special dividend in respect of shares which are held in the United Kingdom Trust, there will be no entitlement to a refundable tax credit in respect of that special dividend, notwithstanding 6 above.

            9. Section 36 of the Finance (No. 2) Act 1997 provides that a UK resident company may not make an election to treat a cash dividend paid by it on or after April 6, 1999 as a FID, Section 36 of the Finance (No. 2) Act 1997 further provides that no dividend paid on or after April 6, 1999 may be treated as a FID by virtue of Schedule 7 to the Finance Act 1997.

           10. The United Kingdom Trust may be held to be trading in stock rather than holding stock for investment purposes by virtue, inter alia, of the length of the time for which the stock is held. If the stock is purchased and sold through a UK resident agent, then, if the United Kingdom Trust is held to be trading in such stock, profits made on the disposal of such stock may, subject to 11 below, be liable to United Kingdom tax on income.

           11. Under current law, the United Kingdom Trust's liability to tax on such trading profits will be limited to the amount of tax (if any) withheld from the United Kingdom Trust's income provided such profits derive from transactions carried out on behalf of the United Kingdom Trust by a UK agent where the following conditions are satisfied:

                  11.1 the transactions from which the profits are derived are investment transactions;

                  11.2 the agent carries on a business of providing investment management services;

                  11.3 the transactions are carried out by the agent on behalf of the United Kingdom Trust in the ordinary course of that business;

                  11.4 the remuneration received by the agent is at a rate which is no less than that which is customary for the type of business concerned;

                  11.5 the agent acts for the United Kingdom Trust in an independent capacity.

         The agent will act in an independent capacity if the relationship between the agent and the United Kingdom Trust, taking account of its legal, financial and commercial characteristics, is one which would exist between independent persons dealing at arm's length. This will be regarded as the case by the UK Inland Revenue if, for example, the provision of services by the agent to the United Kingdom Trust (and any connected person) does not form a substantial part of the agent's business (namely where it does not exceed 70 per cent. of the agent's business, by reference to fees or some other measure if appropriate).

         In addition, this condition will be regarded as satisfied by the UK Inland Revenue if interests in the United Kingdom Trust, a collective fund, are freely marketed;

                  11.6 the agent (and persons connected with the agent) do not have a beneficial interest in more than 20 per cent. of the United Kingdom Trust's income derived from the investment transactions (excluding reasonable management fees paid to the agent); and

                  11.7 the agent acts in no other capacity in the UK for the United Kingdom Trust.

Further where stock is purchased and sold through a UK broker in the ordinary course of a brokerage business carried on in the UK by that broker, the remuneration which the broker receives for the transactions is at a rate which is no less than that which is customary for that class of business and the broker acts in no other capacity for the United Kingdom Trust in the UK, profits arising from transactions carried out through that broker will not be liable to UK tax.

Accordingly, unless a Unitholder, being neither resident nor ordinarily resident in the UK, has a presence in the UK (other than through an agent or a broker acting in the manner described above) in connection with which the Units are held, the Unitholder will not be charged to UK tax on such profits.

           12. We understand that the Trustee has a branch in the UK and a wholly-owned UK resident subsidiary. Where the Trustee has a presence in the UK then it is technically possible that income or gains of the United Kingdom Trust could be assessed upon the Trustee, whether arising from securities (which includes stock) or from dealings in those securities. However, we consider that any such risk should be remote provided that:-

                  12.1 any income derived by the Trustee will be derived by it (see 6.1 above) as a resident of the US for the purposes of the Treaty; and

                  12.2 neither the UK branch nor the UK resident subsidiary of the Trustee will have any involvement with establishing or managing the United Kingdom Trust or its assets, nor will they derive income or gains from the United Kingdom Trust or its assets.

         13. Where the Trustee makes capital gains on the disposal of shares in the UK companies in which the United Kingdom Trust invests, a Unitholder will not be liable to UK capital gains tax on those gains.

         14. UK stamp duty will generally be payable at the rate of 50p per 100 pounds of the consideration (or any part thereof) in respect of a transfer of the shares in a UK incorporated company or in respect of a transfer to be effected on a UK share register. UK stamp duty reserve tax will generally be payable on the entering into of an unconditional agreement to transfer such shares, or on a conditional agreement to transfer such shares becoming unconditional, at the rate of 0.5 per cent. of the consideration to be provided. The tax will generally be paid by the purchaser of such shares.

No UK stamp duty or stamp duty reserve tax should be payable on an agreement to transfer nor a transfer of Units, provided that such transfer is neither executed in nor brought into the UK.

         15. In our opinion the taxation paragraphs contained on pages 83 to 85 of the Prospectus under the heading "United Kingdom Taxation", as governed by the general words appearing immediately under the heading "United Kingdom Taxation -- Tax Consequences of Ownership of Ordinary Shares", which relate to the United Kingdom Trust and are to be contained in the final prospectus to be issued for the Funds represent a fair summary of the material UK taxation consequences for a US resident Unitholder.

         16. This opinion is addressed to you on the understanding that you (and only you) may rely upon it in connection with the issue and sale of the Units (and for no other purpose). This opinion may not be quoted or referred to in any public document or filed with any governmental agency or other person without our written consent. We consent however to the reference which is to be made in the prospectus to be issued for the Funds to our opinion as to the UK tax consequences to US persons holding Units in the United Kingdom Trust.

Yours faithfully,

Linklaters & Paines

                                                                     EXHIBIT 3.4

                               LINKLATERS & PAINES

                                  13 July 1998

Van Kampen American Capital Distributors Inc
One Parkview Plaza
Oakbrook Terrace
Illinois 60181
USA

Dear Sirs

                VAN KAMPEN EQUITY OPPORTUNITY TRUST, SERIES 104:
             STRATEGIC THIRTY TRUST, JULY 1998 SERIES (THE "TRUST")

            1. We have acted as special United Kingdom ("UK") taxation advisers in connection with the issue of units ("Units") in the above Trust on the basis of directions given to us by Chapman and Cutler, counsel to yourselves.

            2. This opinion is limited to UK taxation law as applied in practice on the date hereof by the Inland Revenue and is given on the basis that it will be governed by and construed in accordance with English law as enacted.

            3. For the purpose of this opinion, the only documentation which we have examined is the preliminary prospectus for the Van Kampen Equity Opportunity Trust, Series 104 consisting of the Strategic Five Trust United States Portfolio, July 1998 Series; the Strategic Five Trust United States Portfolio, July 1998 Traditional Series; the Strategic Ten Trust United States Portfolio, July 1998 Series; the Strategic Ten Trust United States Portfolio, July 1998 Traditional Series; the Strategic Ten Trust United Kingdom Portfolio, July 1998 Series; the Strategic Ten Trust Hong Kong Portfolio, July 1998 Series; the Strategic Picks Opportunity Trust, July 1998 Series; the Strategic Fifteen Trust, July 1998 Series, the Strategic Thirty Trust, July 1998 Series and the EAFE Strategic 20 Trust, July 1998 Series dated 13 July 1998 (the "Prospectus"). We have been advised by Chapman and Cutler that there will be no material differences between the Strategic Thirty Trust, July 1998 Series as described in the Prospectus and the Trust as described in the final prospectus to be issued for the Van Kampen American Capital Equity Opportunity Trust, Series 104 to be dated 13 July 1998.

            4. We have assumed for the purposes of this opinion that:-

                   4.1 a holder of Units ("Unitholder") is, under the terms of the Trust Agreement governing the Trust, entitled to have paid to him (subject to a deduction for annual expenses, including total applicable custodial fees and certain other costs associated with foreign trading and annual Trustee's, Sponsor's, portfolio supervisory, evaluation and administrative fees and expenses) his pro rata share of all the income which arises to the Trust from the investments in the Trust, and that, under the governing law of the Trust Agreement, this is a right as against the assets of the Trust rather than a right enforceable in damages only against the Trustee;

                   4.2 subject as discussed in paragraph 12 below, for taxation purposes the Trustee is not a UK resident; is a US resident; and the general administration of the Trust will be carried out only in the US;

                   4.3 no Units are registered in a register kept in the UK by or on behalf of the Trustee;

                   4.4 the Trust is not treated as a corporation for US tax purposes;

                   4.5 the structure, including the investment strategy of the Trust, will be substantially the same as that set out in the Prospectus; and

                   4.6 each Unitholder is neither resident nor ordinarily resident in the UK, nor is any such Unitholder carrying on a trade in the UK through a branch or agent.

            5. We understand that the portfolio of the Trust will consist of common stocks which will include the common stock of the ten highest dividend yielding stocks in each of the Dow Jones Industrial Average, the Financial Times Industrial Ordinary Share Index and the Hang Seng Index having the highest dividend yield at the close of business three business days prior to the Initial Date of Deposit; and that the Trust will hold such common stocks for a period of approximately two years, after which time the Trust will terminate and the stocks will be sold. We address UK tax issues in relation only to the common stocks of companies in the Financial Times Industrial Ordinary Share Index comprised in the portfolio of the Trust ("UK Equities").

            6.

           6.1 Where a dividend which carries a tax credit to which an individual resident in the UK would be entitled under UK law, as distinct from a foreign income dividend (in relation to which see 7 and 9 below) or a "special dividend" (in relation to which see 8 and 9 below), is paid by a UK resident company to a qualifying US resident which (either alone or together with one or more associated corporations) controls directly or indirectly less than 10 per cent. of the voting stock of that UK company, the qualifying US resident is entitled under the terms of the double tax treaty between the US and the UK (the "Treaty"), on making a claim to the UK Inland Revenue, to a payment of a tax credit currently equal to a quarter of the dividend less a withholding of 15 per cent. of the aggregate amount of the tax credit and the dividend. Under current law, on payment by a UK company of a dividend of 80 pounds, a tax credit of 20 pounds arises and so a qualifying US resident will be entitled on making such a claim to a payment from the UK Inland Revenue of 5 pounds (being 20 pounds less 15 per cent. of (20 pounds + 80 pounds)).

           6.2 A person will be a qualifying US resident for these purposes if:-

                6.2.1. that person is a resident of the US for the purposes of the Treaty.

         The Trustee (in its capacity as recipient of the dividend on behalf of the Trust) will be a resident of the US for these purposes if it is resident in the US for the purposes of US tax. However, it will only be a resident of the US for Treaty purposes to the extent that the income derived by the Trust is subject to US tax as the income of a US resident, either in the hands of the Trust itself or in the hands of its beneficiaries.

         We have assumed that the Trust will not be subject to US tax on its income and that such income will be treated as income of the beneficiaries of the Trust for US purposes. Accordingly, the Trust would be a US resident for the purposes of the Treaty only to the extent that the beneficiaries would be taxable in the US on such income or treated as so taxable by agreement between the relevant authorities. The provisions of the Treaty have been extended to grant resident status to tax exempt charitable trusts and pension funds. We understand that this is confirmed on the US Treasury side by its "Technical Explanation" of the Treaty issued on March 9, 1977;

                 6.2.2 the dividend is paid to that person.

         We believe that the payment of a dividend to the Trustee and onward payment by the Trustee to a Unitholder should qualify as the payment of the dividend to the Unitholder for these purposes. The position is however not completely free from doubt, but this appears to be present Inland Revenue practice;

                 6.2.3 the beneficial owner of the dividend is a resident of the US for the purposes of the Treaty.

         The Trust will not be the beneficial owner of any dividend for these purposes. Whether a Unitholder is beneficial owner will depend upon the circumstances of his ownership of the Units;

                 6.2.4 that person satisfies the other requirements of the Treaty including the following:-

                            (i) the dividend is not received in connection with a UK permanent establishment or fixed base of that person;

                           (ii) subject to certain exemptions, that person is
                  not a US corporation (a) 25 per cent. or more of whose capital is owned directly or indirectly by persons who are not individual residents or nationals of the US; and (b) which either (i) suffers US tax on the dividend at a rate substantially less than that which is generally imposed on corporate profits or (ii) is an 80:20 corporation for the purposes of the US Internal Revenue Code of 1954, section 861;

                 6.2.5 that person is not a corporation resident in both the US and the UK; and

                 6.2.6 that person is not exempt from US tax in a case where (a) that person's interest in the UK company is not acquired for bona fide commercial reasons and (b) if the recipient of the dividend were a resident of the UK and exempt from UK tax, the UK exemption would be limited or removed.

           6.3 Therefore, although the position is not free from doubt, a Unitholder, where the requirements set out above are satisfied, should, on making an appropriate claim, be entitled to repayment of part of the UK tax credit. However, since the UK Inland Revenue normally require claims to be made by the beneficial owner of a dividend, the Trustee will not, in the absence of arrangements with the UK Inland Revenue and the Unitholders, be able to claim any such repayment.

Moreover, in order to make a claim for repayment, the Unitholder will need to produce evidence of the payment of the dividend and of his interest in it. Normally this is achieved by submitting to the UK Inland Revenue tax vouchers which derive directly from the UK company paying a dividend, or which are prepared by the Trustee and evidence to the satisfaction of the Inland Revenue the entitlement of the Unitholder to that dividend. Where the Trustee provides neither of these, it will in practice be difficult for the Unitholder to establish his beneficial interest in any dividend payment and accordingly his entitlement to any tax credit.

           6.4 Section 30 of the Finance (No. 2) Act 1997 provides that the tax credit attached to a dividend paid by a UK company on or after April 6, 1999 will be reduced to one-ninth of the dividend. Therefore, on payment by a UK company of a dividend of 80 pounds on or after April 6, 1999, a tax credit of approximately 9 will arise. A qualifying US resident which (either alone or together with one or more associated corporations) controls directly or indirectly less than 10 percent of the voting stock of that UK company will not be entitled to any payment in respect of that tax credit under the Treaty in respect of dividends paid on UK Equities on or after April 6, 1999.

            7. A UK resident company may elect to treat a cash dividend paid by it as a "foreign income dividend" ("FID"). If a company makes an effective election to pay a FID in respect of UK Equities which are held in the Trust, there will be no entitlement to a refundable tax credit in respect of that FID, notwithstanding 6 above.

            8. Section 69 of, and Schedule 7 of, the Finance Act 1997 provide that, if, on or after October 8, 1996, a company pays a dividend where there are arrangements by virtue of which the amount, timing or form of the dividend is referable to a transaction in shares or securities (a "special dividend"), that special dividend will be treated in the same way as FID. Accordingly, if a company pays a special dividend in respect of UK Equities which are held in the Trust, there will be no entitlement to a refundable tax credit in respect of that special dividend, notwithstanding 6 above.

            9. Section 36 of the Finance (No. 2) Act 1997 provides that a UK resident company may not make an election to treat a cash dividend paid by it on or after April 6, 1999 as a FID, Section 36 of the Finance (No. 2) Act 1997 further provides that no dividend paid on or after April 6, 1999 may be treated as a FID by virtue of Schedule 7 to the Finance Act 1997.

           10. The Trust may be held to be trading in stock rather than holding stock for investment purposes by virtue, inter alia, of the length of the time for which the stock is held. If the stock is purchased and sold through a UK resident agent, then, if the Trust is held to be trading in such stock, profits made on the disposal of such stock may, subject to 11 below, be liable to United Kingdom tax on income.

           11. Under current law, the Trust's liability to tax on such trading profits will be limited to the amount of tax (if any) withheld from the Trust's income provided such profits derive from transactions carried out on behalf of the Trust by a UK agent where the following conditions are satisfied:

                  11.1 the transactions from which the profits are derived are investment transactions;

                  11.2 the agent carries on a business of providing investment management services;

                  11.3 the transactions are carried out by the agent on behalf of the Trust in the ordinary course of that business;

                  11.4 the remuneration received by the agent is at a rate which is no less than that which is customary for the type of business concerned;

                  11.5 the agent acts for the Trust in an independent capacity.

         The agent will act in an independent capacity if the relationship between the agent and the Trust, taking account of its legal, financial and commercial characteristics, is one which would exist between independent persons dealing at arm's length. This will be regarded as the case by the UK Inland Revenue if, for example, the provision of services by the agent to the Trust (and any connected person) does not form a substantial part of the agent's business (namely where it does not exceed 70 per cent. of the agent's business, by reference to fees or some other measure if appropriate).

         In addition, this condition will be regarded as satisfied by the UK Inland Revenue if interests in the Trust, a collective fund, are freely marketed;

                  11.6 the agent (and persons connected with the agent) do not have a beneficial interest in more than 20 per cent. of the Trust's income derived from the investment transactions (excluding reasonable management fees paid to the agent); and

                  11.7 the agent acts in no other capacity in the UK for the Trust.

Further where stock is purchased and sold through a UK broker in the ordinary course of a brokerage business carried on in the UK by that broker, the remuneration which the broker receives for the transactions is at a rate which is no less than that which is customary for that class of business and the broker acts in no other capacity for the Trust in the UK, profits arising from transactions carried out through that broker will not be liable to UK tax.

Accordingly, unless a Unitholder, being neither resident nor ordinarily resident in the UK, has a presence in the UK (other than through an agent or a broker acting in the manner described above) in connection with which the Units are held, the Unitholder will not be charged to UK tax on such profits.

           12. We understand that the Trustee has a branch in the UK and a wholly-owned UK resident subsidiary. Where the Trustee has a presence in the UK then it is technically possible that income or gains of the Trust could be assessed upon the Trustee, whether arising from securities (which includes stock) or from dealings in those securities. However, we consider that any such risk should be remote provided that:-

                  12.1 any income derived by the Trustee will be derived by it (see 6.1 above) as a resident of the US for the purposes of the Treaty; and

                  12.2 neither the UK branch nor the UK resident subsidiary of the Trustee will have any involvement with establishing or managing the Trust or its assets, nor will they derive income or gains from the Trust or its assets.

         13. Where the Trustee makes capital gains on the disposal of shares in the UK companies in which the Trust invests, a Unitholder will not be liable to UK capital gains tax on those gains.

         14. UK stamp duty will generally be payable at the rate of 50p per 100 pounds of the consideration (or any part thereof) in respect of a transfer of the shares in a UK incorporated company or in respect of a transfer to be effected on a UK share register. UK stamp duty reserve tax will generally be payable on the entering into of an unconditional agreement to transfer such shares, or on a conditional agreement to transfer such shares becoming unconditional, at the rate of 0.5 per cent. of the consideration to be provided. The tax will generally be paid by the purchaser of such shares.

No UK stamp duty or stamp duty reserve tax should be payable on an agreement to transfer nor a transfer of Units, provided that such transfer is neither executed in nor brought into the UK.

         15. In our opinion the taxation paragraphs contained on pages 83 to 85 of the Prospectus under the heading "United Kingdom Taxation", as governed by the general words appearing immediately below the heading "United Kingdom Taxation -- Tax Consequences of Ownership of Ordinary Shares", which relate to the Trust and which are to be contained in the final prospectus to be issued for the Van Kampen American Capital Equity Opportunity Trust, Series 104 (to be dated 13 July 1998) represent a fair summary of the material UK taxation consequences for a US resident Unitholder.

         16. This opinion is addressed to you on the understanding that you (and only you) may rely upon it in connection with the issue and sale of the Units (and for no other purpose). This opinion may not be quoted or referred to in any public document or filed with any governmental agency or other person without our written consent. We consent however to the reference which is to be made in the prospectus to be issued for the Van Kampen American Capital Equity Opportunity Trust, Series 104 (to be dated 13 July 1998) to our opinion as to the UK tax consequences to US persons holding Units in the Trust.

Yours faithfully,

Linklaters & Paines